Convertible Notes	3 Months Ended	11 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Convertible Notes

NOTE 6: Convertible Notes

In February 2021, the Company entered into a Convertible Notes Purchase Agreement with certain investors for the purchase and sale of $45 million in Convertible Notes (the “Convertible Notes”). The Convertible Notes mature on February 1, 2023 and automatically convert to common stock upon the closing of the business combination with DCRB or another similar qualified financing at a ratio based on 90% of the price per share paid by external investors in the Transaction with DCRB or another similar qualified financing.

The Convertible Notes accrue interest at an annual rate of 1% commencing upon issuance and compounding semi-annually on each August 1 and February 1. Interest shall be payable by increasing the principal amount of the Convertible Notes (with such increased amount accruing interest as well) on each interest payment due date.

As the Convertible Notes contain various settlement outcomes, the Company evaluated each scenario for accounting purposes. The conversion features settled at discounts upon certain financing events were determined to be redemption features and were evaluated as embedded derivatives and bifurcated from the Convertible Notes due to the substantial premium to be paid upon redemption. At issuance, option-based features were determined to have a de minimis fair value, and non-option-based features were bifurcated assuming the issuance fair value was zero. Changes in the derivative liability fair values are reported in operating results each reporting period.

As of March 31, 2021, the Company valued the bifurcated embedded derivative associated with the automatic conversion triggered by the business combination with DCRB at $4.5 million, based on the probability weighted average of possible outcomes related to the feature (a Level 3 input). Based on the inclusion of the bifurcated embedded derivative in the carrying value of convertible notes payable, the Company has determined that the carrying value of the notes approximates fair value as of March 31, 2021.

During the three months ended March 31, 2021, the Company recorded $69 thousand of interest expense related to the stated interest for the Convertible Notes and $4.5 million related to the change in the value of the bifurcated embedded derivative within interest expense.

NOTE 5: Convertible Notes

On August 24, 2020, Hyzon entered into two Convertible Note Purchase Agreements (the “Agreements”), each with a separate purchaser. Each agreement authorized the issuance and sale of convertible promissory notes (the “Notes”). The Notes issued on August 24, 2020 had a combined principal amount of $500 thousand and each bore an interest rate of 10%, payable semi-annually in cash or in the form of the Notes. The Notes were set to mature one year after the issuance date (i.e. August 24, 2021), unless converted at a prior date.

Upon the consummation of an initial closing of a Qualified Financing, as defined, the Notes are convertible into a variable number of shares of the series or class of capital stock sold in the Qualified Financing equal to the par value of the Notes, either automatically or at the option of the Company. A Qualified Financing is defined as a private round of equity financing consummated by the Company resulting in aggregate proceeds of at least $10 million including the aggregate principal balance of the Notes as converted, with a minimum pre-money valuation equal to at least $175 million.

On October 19, 2020 the Company closed a Qualified Financing and the Notes were converted into 250,000 common shares, as more fully described in Note 7.